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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     April 20, 2005
                                                     --------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                   0-19974                     33-0022692
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       (State or other               (Commission              (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
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          (Address of principal executive offices)               (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8.01 OTHER EVENTS

                  See attached press release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c)       Exhibits

         99.1 Press release, dated April 20, 2005 announcing that ICU Medical, Inc. and B. Braun Medical Inc. have settled the patent infringement suit that ICU Medical filed against B. Braun.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2005

                                        ICU MEDICAL, INC.



                                        /s/ Francis J. O'Brien
                                        ------------------------------
                                        Francis J. O'Brien
                                        Secretary, Treasurer and
                                        Chief Financial Officer